                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                            OPPENHEIMERFUNDS, INC.,

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

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ARTICLE I.          Series Shares                               1
ARTICLE II.         Representations and Warranties              8
ARTICLE III.        Prospectuses, Reports to Shareholders
                    and Proxy Statements; Voting               10
ARTICLE IV.         Sales Material and Information             11
ARTICLE V.          Diversification                            12
ARTICLE VI.         Potential Conflicts                        12
ARTICLE VII.        Indemnification                            13
ARTICLE VIII.       Applicable Law                             19
ARTICLE IX.         Termination                                19
ARTICLE X.          Notices                                    20
ARTICLE XI.         Miscellaneous                              21
SCHEDULE A          Separate Accounts and Contracts            24
SCHEDULE B          Participating Series                       25
SCHEDULE C          Allocation of Expenses                     26
SCHEDULE D          Format for NAV and Dividend Information    27
SCHEDULE E          NSCC Processing Information                28

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, effective as of this 25th day of April, 2005 by and among Hartford Life and Annuity Insurance Company ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on attached SCHEDULE A as it may be amended from time to time (the "Separate Accounts"); Oppenheimer Variable Accounts Trust (the "Trust"); and OppenheimerFunds, Inc. (the "Adviser").

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Trust intends to make available shares of its series set forth on attached SCHEDULE B, as it may be amended from time to time by mutual agreement of the parties (the "Series"), to the Separate Accounts of Hartford; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws and serves as the investment adviser to the Series; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies funded through the Separate Account under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), unless exempt from such registration, to be issued by Hartford for distribution (the "Contracts").

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust and the Adviser agree as follows:

                            ARTICLE I. SERIES SHARES

1.1 The Trust agrees to make shares of the Series available for purchase by Hartford on behalf of the Separate Accounts on each Business Day. The Trust will execute orders placed for each Separate Account on a daily basis at the net asset value of each Series next computed after receipt by the Trust, or its designee, of such order as of the close of business on each Business Day.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of such orders by 9:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates the net asset value of each Series pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Series' prospectus.

1.2 The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares.

1.3 The Trust agrees that shares of the Trust or any of its Series will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Trust or any of its Series will be sold to the general public.

1.4 The Trust agrees to redeem for cash, at Hartford's request, any full or fractional shares of the Series held by the Separate Accounts, on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption.

       A. For the purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of the redemption request by 9:30 a.m. (Eastern time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule E to this Agreement or, if it is unable to submit orders electronically, Hartford shall submit such orders through manual transmissions using the procedures described in Schedule E to this Agreement.

1.5 Except as otherwise provided herein, Hartford agrees that purchases and redemptions of Series shares offered by the then current prospectus of the Series shall be made in accordance with the provisions of the prospectus.

       A. Hartford will place separate orders to purchase or redeem shares of each Series. Each order shall describe the net amount of shares and dollar amount of each Series to be purchase or redeemed.

       B. In the event of net purchases, Hartford will pay for shares before 3:00 p.m. (Eastern time) on the next Business Day after receipt of an order to purchase shares.

       C. In the event of net redemptions, the Trust use its best efforts to pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after an order to redeem Series shares is made. Payment shall be made within the time period specified in the Series' prospectus, made, then the Trust shall apply any such delay in redemptions uniformly to all record holders of shares of that Series.

1.6 Issuance and transfer of the Series' shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Series identified in SCHEDULE B attached as may be amended from time to time.

1.7 The Trust shall notify Hartford on or before the ex-dividend date of any dividends or capital gain distributions payable on the Series' shares (by wire or telephone, followed by written confirmation). Hartford elects to reinvest all such dividends and capital gain distributions in additional shares of that Series. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 The Trust shall provide, in a form acceptable to Hartford, the net asset value per share of each Series to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. Information specified in this Section and
Section 1.7 will be substantially in the form as set forth in attached SCHEDULE
D.

       A. If the Trust provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased or redeemed to reflect the correct net asset value per share.

       B. Any material error in the calculation or reporting by the Trust of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay annuity or life insurance contract owners that have selected a Series as an investment option ("Contract owners"), and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. The Trust shall reimburse Hartford for any and all costs and expenses that result from the Trust providing a materially incorrect share net asset value. Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford, subject to the immediately following sentence, Hartford shall immediately reimburse the Trust, the applicable Series or its agents for any material losses incurred by the Trust, the applicable Series or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain to Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust, the applicable Series or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust, the applicable Series or its agents; provided, however, Hartford shall not be obligated to initiate or otherwise pursue any legal action or rights of set off against Contract owners for any such reimbursements.

          With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

1.9 The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds in response to short-term stock market fluctuations. The Trust and Hartford agree to cooperate with one another to deter and detect transfer activity in the Funds where such activity occurs through the Contracts and has been identified by either Hartford or the Trust as abusive or following a "market timing" pattern ("Abusive Transfers").

       A. 1. During the period from the effective date of this Agreement through the final compliance date of Rule 22c-2 under the 1940 Act, SEC Rel. No. IC-26782 (Mar. 11, 2005), as such Rule may be amended from time to time ("Rule 22c-2") (currently, October 15, 2006, and which date shall be referred to as the "Effective Date"), Hartford agrees that it will use its best efforts to provide, promptly upon request by the Trust, the Taxpayer Identification Number or other identifying information contained in Hartford's records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges. The parties acknowledge that during this period, Hartford may be unable to provide such information for each Contract Owner due to restrictions set forth in one or more Contracts, Hartford privacy policies prevailing as of the date hereof and/or limitations on Hartford's operational capabilities. In using its best efforts to meet its obligations under this Section 1.9.A.1., Hartford agrees to provide the same efforts and resources it expends to track and/or collate "shareholder information" (as such term is defined in Rule 22c-2) as it currently expends to track such data for other investment options under the Contracts, including, without limitation, Hartford's proprietary investment options.

         2. Effective as of the Effective Date, Hartford agrees to provide, promptly upon request by the Trust, the Taxpayer Identification Number or other identifying information contained in Hartford's records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges.

       B. The Trust agrees to notify Hartford of transfer activity that the Trust deems to be Abusive Transfer activity.

         1. During the period from the effective date of this Agreement through the Effective Date, after receiving such notice from the Trust, Hartford agrees that it will use its best efforts to execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Trust as having engaged in transactions of such shares held directly or indirectly by Hartford that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers. The Trust and the Adviser acknowledge that during this period. Hartford may be prohibited or restrained from executing such instructions due to restrictions contained in one or more Contracts or pursuant to applicable state insurance laws and regulations. In using its best efforts to meet its obligations under this Section 1.9.A.2., Hartford shall enforce such instructions to the same degree that it enforces its own restrictions on Abusive Transfers.

         2. Effective no later than the Effective Date, after receiving such notice from the Trust, Hartford agrees that it will execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Trust as having engaged in transactions of such shares held directly or indirectly by Hartford that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers.

         3. Notwithstanding anything possibly to the contrary set forth in this section 1.9B, until the Effective Date, Hartford shall not be obligated to honor any instructions from the Trust which (x) implement, or has the effect of implementing, a restriction on trading, market timing policies, or any other trading policy or procedure that is more restrictive, as determined by Hartford in its reasonable discretion, than Hartford's Abusive Trading Restrictions (which, for the purposes hereof, shall refer to the restrictions on trading, market timing policies, or any other trading policy or procedure pertaining to "abusive transfers" described in the registration statements for the Director M variable annuity to be offered by the Hartford effective as of May 2, 2005), (y) is illegal, or (z) exposes Hartford to regulatory investigation or enforcement action pursuant to applicable Contract restrictions or governing law, or otherwise causes or results in Hartford having to bring or defend against a civil action involving a Contract Owner with respect to the enforcement of any Abusive Transfer restrictions or instructions relating to the same.

       C. Effective on or after the Effective Date, the Trust may offer Series and/or share classes that impose redemption fees in certain circumstances ("Redemption Fee Funds") and, with respect to such Redemption Fee Funds offered through the Separate Accounts, Hartford agrees to maintain required records and otherwise comply with Rule 22c-2 or any applicable regulation issued by the Securities and Exchange Commission or other agency relating to the assessment and collection of redemption fees by such Redemption Fee Funds.

       D. The Trust and the Adviser represent that they will make a good faith effort to furnish information to Hartford about the Trust not otherwise available to Hartford which is required by state insurance law to enable Hartford to obtain the authority needed to issue the Contracts in any applicable state.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

2.1  Hartford represents and warrants that:

       A. The Contracts are or will prior to such Contract's investment in any Series be registered under the 1933 Act and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in material compliance with all applicable federal and state laws and regulations including without limitation state insurance suitability requirements and will be sold only by duly licensed and appointed parties with which Hartford written agreements that require, among other things, that the sale of the Contracts shall comply in all material respects with applicable Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

       C.  Hartford is duly organized and in good standing under applicable law.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, unless exempt from such registration.

       E. Hartford has reviewed a copy of the Mixed and Shared Funding Exemptive Order (as defined in Section 2.3 (D) below), and in particular, has reviewed the conditions to the requested relief set forth therein. Hartford agrees to be bound by the responsibilities of a participating insurance company as set forth in the Mixed and Shared Funding Exemptive Order, including without limitation the requirement that Hartford report any potential or existing conflicts of which it is aware to the Board. Hartford will assist the Board in carrying out its responsibilities in monitoring such conflicts under the Mixed and Shared Funding Exemptive Order, by providing the Board in a timely manner with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded and by confirming in writing, at the Trust's request, that Hartford are unaware of any such potential or existing material irreconcilable conflicts.

2.2  The Trust represents and warrants that:

       A. Series shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Series shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Series shares shall be sold in material compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required.

       E. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of the Series' shares.

2.3  The Trust and the Adviser represent and warrant that:

       A. The Trust is duly organized and validly existing under the laws of the state of its organization.

       B. The Trust does and will comply in all material respects with the 1940 Act.

       C. The Trust has obtained an order from the SEC granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust or its Series to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies (the "Mixed and Shared Funding Order").

2.4 Hartford, the Trust and the Adviser each agree to notify the others immediately upon having a reasonable basis for believing that any of these representations and warranties are no longer true or accurate to a material extent.

          ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY
                               STATEMENTS; VOTING

3.1 The Trust shall provide Hartford with the current prospectus(es), statement(s) of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series, provided that the statement of additional information may combine disclosure for the Series with other Series of the Trust), and any supplements or amendments to any of the foregoing, for distribution to existing shareholders in the form of camera-ready pdf electronic document files, all as Hartford may reasonably request, and such other assistance as is reasonably necessary in order for Hartford to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with SCHEDULE C attached to this Agreement.

3.2 The Trust or its designee will provide Hartford with sixty (60) days prior written notice of any change for a Series, including but not limited to, (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) no-action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect Hartford's rights or obligations hereunder. If the Trust fails to provide Hartford with the required notice, the Trust will reimburse Hartford for all reasonable expenses for facilitating the changes and for notifying Contract owners.

3.3 The Trust will provide Hartford with copies of its proxy solicitations applicable to the Series. Hartford will, to the extent required by law, (a) distribute proxy materials applicable to the Series to eligible Contract owners,
(b) solicit voting instructions from eligible Contract owners, (c) vote the Series shares in accordance with instructions received from Contract owners; and
(d) if required by law, vote Series shares for which no instructions have been received in the same proportion as shares of the Series for which instructions have been received.

       A. To the extent permitted by applicable law, Hartford reserves the right to vote Series shares held in any Separate Account in its own right.

       B. Unregistered separate accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA") will refrain from voting shares for which no instructions are received if such shares are held subject to the provisions of ERISA.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

4.1 Hartford shall furnish, or shall cause to be furnished, to the Trust prior to use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or any of their respective affiliates (whose names and affiliations are provided in writing to Hartford) is named or described. No sales literature or advertising will be used if the Trust or the Adviser reasonably objects to its use within ten (10) Business Days following receipt by the Trust.

4.2 Hartford will not, without the express written permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Trust in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the Trust's registration statement or Series prospectus(es) as then in effect, (b) Series' annual and semi annual reports to shareholders, (c) proxy statements for the Series, or,
(d) sales literature or other promotional material approved by the Trust.

4.3 The Trust shall furnish, or shall cause to be furnished, to Hartford prior to use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are named or described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten (10) Business Days following receipt by Hartford.

4.4 Neither the Trust nor the Adviser will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) Separate Account reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

4.5. The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Series or its shares.

4.6 Hartford will provide to the Trust, upon the Trust's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no action letters, and all amendments, that relate to the Contracts.

4.7 The Adviser hereby grants to Hartford a royalty-free, non-exclusive license to use the names and logos for "Main Street" and "Oppenheimer" in sales literature and other materials in connection with and for the duration of this Agreement and any extensions or renewals thereof. Such license shall terminate immediately upon termination of this Agreement, and in such event Hartford shall promptly take whatever action may be necessary to discontinue any further use of the names and logos "Main Street" and "Oppenheimer" in any material produced by or on behalf of Hartford. The names "Main Street" and "Oppenheimer" may be used or licensed by the Adviser in connection with any of its activities, or licensed by the Adviser to any other party.

                           ARTICLE V. DIVERSIFICATION

5.1 The Trust and the Adviser represent and warrant that, at all times, each Series will comply with Section 817(h) of the Code and all regulations thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or regulations. The Trust and each Series is currently qualified as a "regulated investment company" under Subchapter M of the Code. The Trust and Adviser will make every effort to maintain such qualification and both entities will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust or any Series has ceased to qualify or that the Trust or any Series might not qualify in the future. In the event that the Trust or a Series ceases to so qualify, the Trust and the Adviser will take all steps necessary to adequately diversify the affected Series so as to achieve compliance within the grace period afforded by Treasury Regulation Section 1.817-5.

                        ARTICLE VI. POTENTIAL CONFLICTS

6.1 The Board will monitor the Series for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Series. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.

6.2 Hartford will report any potential or existing material irreconcilable conflict of which it is actually aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded.

6.3 If it is determined by a majority of the Board, or a majority of its independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the irreconcilable material conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Series. No charge or penalty will be imposed as a result of such withdrawal.

6.4 Hartford, at the request of the Adviser will, at least annually, submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them under this Agreement, including without limitation information regarding Hartford's transactions in share classes that have adopted a distribution plan under Rule 12b-1 under the 1940 Act. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

                          ARTICLE VII. INDEMNIFICATION

7.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Adviser, the Trust and each of their directors, Trustees or (if applicable), officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Series shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any federal or state filings regarding the Contracts made by the Company, the Contracts themselves or in sales literature or other promotional material generated or approved by Hartford applicable to the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article VII), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust applicable to the Series (or any amendment or supplement to any of the foregoing) (collectively, "Trust Documents") for purposes of this Article VII)) or wrongful conduct of Hartford or persons under its control, with respect to the sale or acquisition of the Contracts or Series shares; or

       3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of Hartford; or

       4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

       5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford.

B. Hartford shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or the Adviser, whichever is applicable.

C. Hartford shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Hartford in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such indemnified Party shall have received notice of such service on any designated agent), but failure to notify Hartford of any such claim shall not relieve Hartford from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Hartford shall be entitled to participate, at its own expense, in the defense of such action. Hartford also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from Hartford to such party of Hartford's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Hartford will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

D. The Indemnified Parties will promptly notify Hartford of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Series shares or the Contracts or the operation of the Trust.

7.2  Indemnification by the Adviser

       A. The Adviser agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust or the Adviser, by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Adviser or the Trust; or

         4. Arise out of or result from any failure by the Adviser to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser.

       B. The Adviser shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser shall be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Adviser of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.3  Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser or an affiliate thereof by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Trust; or

         4. Arise out of or result from any failure by the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; or

         6. Arise out of a material error in the calculation or reporting of net asset value per share, dividend or capital gain information whether or not reported to Hartford; or

         7. Arise out of any failure or inability of the Trust to pay for the Series shares that are redeemed on the next Business Day after a request to redeem shares is made in good order, whether or not such delay in redemptions is applied uniformly to all record holders of shares of that Series.

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust shall be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Trust of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.5 Any party seeking indemnification (the "Potential Indemnitee") will promptly notify any party from whom they intend to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. At its option and expense, a Potential Indemnitor may retain counsel and control any litigation for which it may be responsible to indemnify a Potential Indemnitee under this Agreement.

7.6 With respect to any claim, the parties shall cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other parties, at all times, shall have the right to intervene in the defense of the case.

7.7  If a party is defending a claim and indemnifying another party hereto, and:
(i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the Indemnified Party of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the Indemnified Party fails to consent within thirty (30) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the Indemnified Party, from the time it fails to consent forward, shall defend the claim and shall indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this Section 7.7 shall NOT apply.

7.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                          ARTICLE VIII. APPLICABLE LAW

8.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut without giving effect to the principles of conflicts of laws.

8.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                            ARTICLE IX. TERMINATION

9.1 This Agreement shall continue in full force and effect until the first to occur of;

       A. Termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

       B. Termination by Hartford by written notice to the Trust or the Adviser with respect to any Series in the event any of the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by Hartford; or

       C. Termination by Hartford upon written notice to the Trust with respect to any Series in the event that such Series ceases to qualify as a "regulated investment company" under Subchapter M of the Code or under any successor or similar provision; or

    D. Termination by Hartford upon written notice to the Trust with respect to any Series in the event that the Trust fails to meet the diversification requirements specified in Section 5.1 of this Agreement; or

    E. Termination upon mutual written agreement of the parties to this Agreement; or

    F.   Termination pursuant to Section 1.9(C) above.

Each party will exercise reasonableness and good faith in assessing the basis for termination, and will furnish prompt notice of the election to terminate and an explanation of the basis for such termination.

9.2  Effect of Termination.

       A. Notwithstanding any termination of this Agreement, the Trust shall, at the option of Hartford, continue to make available additional shares of the Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Series shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Series, redeem investments in the Series and invest in the Series through additional purchase payments.

       B. Hartford agrees not to redeem Series shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VII Indemnification shall survive any termination of this Agreement.

                               ARTICLE X. NOTICES

10.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Oppenheimer Variable Account Funds
2 World Financial Center
225 Liberty Street
New York, New York 10281
Attention: President

If to the Adviser:                   With a copy to:

OppenheimerFunds, Inc.               OppenheimerFunds, Inc.
2 World Financial Center             2 World Financial Center
225 Liberty Street                   225 Liberty Street
New York, New York 10281             New York, New York 10281
Attention: President                 Attention: General Counsel

If to Hartford:                      With a copy to:

Hartford Life Insurance Co.          Hartford Life Insurance Co.
200 Hopmeadow Street                 200 Hopmeadow Street
Simsbury, Connecticut 06070          Simsbury, Connecticut 06070
Attn: Thomas M. Marra, President     Attn: Alan Kreczko, Deputy General
                                     Counsel

                           ARTICLE XI. MISCELLANEOUS

11.1 Each party will treat as confidential any and all "Nonpubilc Personal Financial Information" and all information reasonably expected to be treated as confidential (collectively, "Confidential Information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Confidential Information as required by applicable law and provide reasonable confirmation upon request. As used above, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial information about any prospective or then existing customer of Hartford including customer lists, names, addresses, account numbers and any other data provided by customers to the Hartford in connection with the purchase or maintenance of a product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law.

11.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

11.8 The waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any further or future right under this Agreement.

11.9 Each party hereby grants to other parties hereto upon reasonable prior notice, the right, during normal business hours, to audit and inspect the other party's books and records within its control relating to the matters and services described in this Agreement at the inspecting party's sole cost and expense.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in as name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:     [ILLEGIBLE]
        ----------------------------------------
Its     Vice President

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:     [ILLEGIBLE]
        ----------------------------------------
Its     Assistant Vice President

OPPENHEIMERFUNDS, INC.

By:     [ILLEGIBLE]
        ----------------------------------------
Its     Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED
Separate Account Three 6/22/94

                                   SCHEDULE B

                              PARTICIPATING SERIES

- OPPENHEIMER AGGRESSIVE GROWTH FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Aggressive Growth Fund/VA

- OPPENHEIMER CAPITAL APPRECIATION FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Capital Appreciation Fund/VA

- OPPENHEIMER GLOBAL SECURITIES FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Global Securities Fund/VA

- OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Main Street Fund(R)/VA

- OPPENHEIMER MAIN STREET SMALL CAP FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Main Street Small Cap Fund(R)/VA

                                   SCHEDULE C
                             ALLOCATION OF EXPENSES

                    PAID BY HARTFORD                                           PAID BY THE TRUST
--------------------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's registration   Preparing and filing the Trust's registration statement
statement
Text composition for Separate Account prospectus and       Text composition for Series prospectuses and supplements
supplements
Text alterations of Separate Account prospectus and        Text alterations of Series prospectuses and supplements
supplements
Printing Separate Account prospectuses and supplements     Providing Series prospectus and supplements for use with
for use with prospective Contract owners;                  existing Contract owners via .pdf or other camera-ready
Printing Series prospectuses and supplements for use with  document files of such documents and printing such
prospective Contract owners                                documents for use with existing Contract owners (1)
Text composition and printing of Separate Account          Text composition and printing of Trust statement of
statement of additional information                        additional information for existing contract owners (1)
Mailing and distributing Separate Account prospectuses,    Mailing and distributing Series prospectuses, supplements
supplements and statement of additional information to     and statement of additional information to existing
existing Contract owners as required by applicable law;    Contract owners (1)
Mailing and distributing Separate Account prospectuses     Printing, mailing and distributing Series and Separate
and supplements to prospective Contract owners;            Account supplements and other communications related to
Mailing and distributing Series prospectuses and           fund substitutions, fund closings, fund mergers and other
supplements and statements of additional information to    similar fund transactions.
prospective Contract owners
Text composition of any annual and semi-annual reports of  Text composition of annual and semi-annual reports of the the Separate Account, printing, mailing, and distributing  Series, printing, mailing, and distributing annual and
any annual and semi-annual reports of the Separate         semi-annual reports of the Series to existing Contract
Account                                                    owners (1)
Text composition, printing, mailing, distributing, and     Text composition, printing, mailing, distributing, and
tabulation of proxy statements and voting instruction      tabulation of proxy statements and voting instruction
solicitation materials to Contract owners with respect to  solicitation materials to Contract owners with respect to
proxies sponsored by the Separate Accounts                 proxies sponsored by the Series or the Trust

------------

(1) Hartford may choose to print the Series' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing and delivery of the combined materials shall be determined pro-rate based upon the page count of the Series' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts. Invoices for payments by the Trust shall be delivered to the Trust no later than 90 days after completion of printing or mailing, as applicable, of the document(s).

                                   SCHEDULE D
                    FORMAT FOR NAV AND DIVIDEND INFORMATION

Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:

Mutual Fund Company Name
Pricing Company Name
Fund Name (no abbreviations)
Fund Number
NAV
NAV Change from Prior Day
Prior Day NAV
Ordinary Dividend Distribution
Ordinary Dividend Distribution Change from Prior Day
Short Term Cap Gain Distribution
Short Term Cap Gain Distribution Change from Prior Day
Long Term Cap Gain Distribution
Long Term Cap Gain Distribution Change from Prior Day
Pricing Contact Name and Phone Number
Distribution Data Contact Name and Phone Number
Emergency after hours Name & Phone Number

                                   SCHEDULE E
                                NSCC PROCEDURES

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 9:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 9:30 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations ") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity. In addition, within five (5) Business Days after the end of each month, Trust or its affiliate will send Hartford a statement of account which shall confirm all transactions made during that particular month in the account.

                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, by and among HARTFORD LIFE INSURANCE COMPANY ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on Schedule A of the Agreement as it may be amended from time to time (the "Separate Accounts"), OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") and OPPENHEIMERFUNDS, INC. (the "Adviser") is hereby amended as follows:

THE PARTIES AGREE THAT IN THE AGREEMENT "HARTFORD" SHOULD REFER TO HARTFORD LIFE INSURANCE COMPANY AND NOT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY.

THE PARTIES AGREE THAT IN THE AGREEMENT "OVAF" SHOULD REFER TO OPPENHEIMER VARIABLE ACCOUNT FUNDS AND NOT OPPENHEIMER VARIABLE ACCOUNTS TRUST.

SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A:

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:  [ILLEGIBLE]
     --------------------------------------------------
Its  Executive Vice President & Director of Indiv. Life

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:  [ILLEGIBLE]
     -----------------------------------
Its

OPPENHEIMERFUNDS, INC.

By:  [ILLEGIBLE]
     -----------------------------------
     [ILLEGIBLE]
Its  Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

                  NAME OF SEPARATE ACCOUNT                      DATE ESTABLISHED
----------------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account Three        June 22, 1994
Hartford Life Insurance Company Separate Account VL I         September 30, 1992
Hartford Life Insurance Company Separate Account VL II        September 30, 1994

                                AMENDMENT NO. 2
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, by and among HARTFORD LIFE INSURANCE COMPANY("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on Schedule A of the Agreement as it may be amended from time to time (the "Separate Accounts"). OPPENHEIMER VARIABLE ACCOUNTS TRUST (the "Trust") and OPPENHAIMERFUNDS, INC. (the "Adviser") is hereby amended as follows:

SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:    /s/ James Davey
       -----------------------------------
Name:  James Davey
Its:

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:    [ILLEGIBLE]
       -----------------------------------
Name:  [ILLEGIBLE]
Its:

OPPENHEIMERFUNDS DISTRIBUTOR, INC.

By:    /s/ Christie Loftus
       -----------------------------------
Name:  Christie Loftus
Its:

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

                  NAME OF SEPARATE ACCOUNT                      DATE ESTABLISHED
----------------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account Two          June 2, 1986
Hartford Life Insurance Company Separate Account Three        June 22, 1994
Hartford Life Insurance Company Separate Account VL I         September 30, 1992
Hartford Life Insurance Company Separate Account VL II        September 30, 1994

                                AMENDMENT NO. 3
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, as amended, by and among Hartford Life Insurance Company ("Hartford"), Oppenheimer Variable Accounts Trust (the "Trust") and OppenheimerFunds, Inc. (the "Adviser") is hereby amended as follows:

SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

SCHEDULE B TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE B.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

HARTFORD LIFE INSURANCE COMPANY          OPPENHEIMER VARIABLE ACCOUNTS TRUST
By its authorized officer,               By its authorized officer,

By:     /s/ Robert Arena                 By:     /s/ Brian W. Wixted
        -------------------------------          ------------------------
Name:   Robert Arena                     Name:   Brian W. Wixted
Its:    Senior Vice President            Its:    Treasurer
Date:   5/1/08                           Date:   5/15/08

OPPENHEIMERFUNDS, INC.
By its authorized officer,

By:     /s/ Christina M. Nasta
        -------------------------------
Name:   Christina M. Nasta
Its:    Vice President
Date:   5/8/08

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

               NAME OF SEPARATE ACCOUNT                   DATE ESTABLISHED
---------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account Two     June 2, 1986
Hartford Life Insurance Company Separate Account Three   June 22, 1994
Hartford Life Insurance Company Separate Account Seven   December 8, 1986
Hartford Life Insurance Company Separate Account VL I    September 30, 1992
Hartford Life Insurance Company Separate Account VL II   September 30, 1994

                                   SCHEDULE B

                              PARTICIPATING SERIES

       - OPPENHEIMER CAPITAL APPRECIATION FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Capital Appreciation Fund/VA.

       - OPPENHEIMER GLOBAL SECURITIES FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Global Securities Fund/VA.

       - OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Fund(R)/VA.

       - OPPENHEIMER MAIN STREET SMALL CAP FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Small Cap Fund(R)/VA.

       - OPPENHEIMER MID CAP FUND SUB-ACCOUNT which purchases Service shares of Mid Cap Fund Sub-Account.

       - OPPENHEIMER VALUE which purchases Service shares of Oppenheimer Value Fund/VA.

                                AMENDMENT NO. 4
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, as amended, by and among Hartford Life Insurance Company ("Hartford"), Oppenheimer Variable Account Funds (the "Trust") and OppenheimerFunds, Inc. (the "Adviser") is hereby amended as follows:

SCHEDULE B TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE B.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

Effective date: May 2, 2011

HARTFORD LIFE INSURANCE COMPANY          OPPENHEIMER VARIABLE ACCOUNT FUNDS
By its authorized officer,               By its authorized officer,

By:     /s/ Steven M Kluever             By:     /s/ Brian Petersen
        -------------------------------          ------------------------
Name:   Steven M Kluever                 Name:   Brian Petersen
Its:    Vice President Product &         Its:    Assistant Treasurer
        Marketing
Date:   4/29/11                          Date:   4/27/11

OPPENHEIMERFUNDS, INC.
By its authorized officer,

By:     /s/ Christina J. Loftus
        -------------------------------
Name:   Christina J. Loftus
Its:
Date:   4/19/11

                                   SCHEDULE B

                              PARTICIPATING SERIES

SCHEDULE B shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable classes of shares thereof, if any, as reflected in Separate Account registration statements for the Company as filed with the Securities and Exchange Commission from time to time.

       - OPPENHEIMER CAPITAL APPRECIATION FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Capital Appreciation Fund/VA.

       - OPPENHEIMER GLOBAL SECURITIES FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Global Securities Fund/VA.

       - OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Fund(R)/VA.

       - OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA.

       - OPPENHEIMER MID CAP FUND SUB-ACCOUNT which purchases Service shares of Mid Cap Fund Sub-Account.

       - OPPENHEIMER VALUE which purchases Service shares of Oppenheimer Value Fund/VA.

                          FUND PARTICIPATION AGREEMENT

                                     Among

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS,

                            OPPENHEIMERFUNDS, INC.,

                                      And

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                             PAGE
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ARTICLE I.      Series Shares                                                                     3
ARTICLE II.     Representations and Warranties                                                    8
ARTICLE III.    Prospectuses, Reports to Shareholders and Proxy Statements; Voting               10
ARTICLE IV.     Sales Material and Information                                                   11
ARTICLE V.      Diversification                                                                  12
ARTICLE VI.     Potential Conflicts                                                              12
ARTICLE VII.    Indemnification                                                                  13
ARTICLE VIII.   Applicable Law                                                                   19
ARTICLE IX.     Termination                                                                      19
ARTICLE X.      Notices                                                                          20
ARTICLE XI.     Miscellaneous                                                                    21
SCHEDULE A      Separate Accounts and Contracts                                                  24
SCHEDULE B      Participating Series                                                             25
SCHEDULE C      Allocation of Expenses                                                           26
SCHEDULE D      Format for NAV and Dividend Information                                          27
SCHEDULE E      NSCC Processing Information                                                      28

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, effective as of this 25th day of April, 2005 by and among Hartford Life and Annuity Insurance Company ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on attached SCHEDULE A as it may be amended from time to time (the "Separate Accounts"); Oppenheimer Variable Accounts Trust (the "Trust"); and OppenheimerFunds, Inc. (the "Adviser").

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Trust intends to make available shares of its series set forth on attached SCHEDULE B, as it may be amended from time to time by mutual agreement of the parties (the "Series"), to the Separate Accounts of Hartford; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws and serves as the investment adviser to the Series; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies funded through the Separate Account under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act"), unless exempt from such registration, to be issued by Hartford for distribution (the "Contracts").

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust and the Adviser agree as follows:

                            ARTICLE I. SERIES SHARES

1.1 The Trust agrees to make shares of the Series available for purchase by Hartford on behalf of the Separate Accounts on each Business Day. The Trust will execute orders placed for each Separate Account on a daily basis at the net asset value of each Series next computed after receipt by the Trust, or its designee, of such order as of the close of business on each Business Day.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of such orders by 9:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates the net asset value of each Series pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Series' prospectus.

1.2 The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Series to any person, or suspend or terminate the offering of shares of any Series if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares.

1.3 The Trust agrees that shares of the Trust or any of its Series will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Trust or any of its Series will be sold to the general public.

1.4 The Trust agrees to redeem for cash, at Hartford's request, any full or fractional shares of the Series held by the Separate Accounts, on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption.

       A. For the purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of the redemption request by 9:30 a.m. (Eastern time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule E to this Agreement or, if it is unable to submit orders electronically. Hartford shall submit such orders through manual transmissions using the procedures described in Schedule E to this Agreement.

1.5 Except as otherwise provided herein, Hartford agrees that purchases and redemptions of Series shares offered by the then current prospectus of the Series shall be made in accordance with the provisions of the prospectus.

       A. Hartford will place separate orders to purchase or redeem shares of each Series. Each order shall describe the net amount of shares and dollar amount of each Series to be purchase or redeemed.

       B. In the event of net purchases, Hartford will pay for shares before 3:00 p.m. (Eastern time) on the next Business Day after receipt of an order to purchase shares.

       C. In the event of net redemptions, the Trust use its best efforts to pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after an order to redeem Series shares is made. Payment shall be made within the time period specified in the Series' prospectus, provided, however, that in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. In the event that the Trust does not pay for the Series shares that are redeemed on the next Business Day after an order to redeem shares is made, then the Trust shall apply any such delay in redemptions uniformly to all record holders of shares of that Series.

1.6 Issuance and transfer of the Series' shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Series identified in SCHEDULE B attached as may be amended from time to time.

1.7 The Trust shall notify Hartford on or before the ex-dividend date of any dividends or capital gain distributions payable on the Series' shares (by wire or telephone, followed by written confirmation). Hartford elects to reinvest all such dividends and capital gain distributions in additional shares of that Series. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 The Trust shall provide, in a form acceptable to Hartford, the net asset value per share of each Series to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. Information specified in this Section and
Section 1.7 will be substantially in the form as set forth in attached SCHEDULE
D.

       A. If the Trust provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased or redeemed to reflect the correct net asset value per share.

       B. Any material error in the calculation or reporting by the Trust of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay annuity or life insurance contract owners that have selected a Series as an investment option ("Contract owners"), and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. The Trust shall reimburse Hartford for any and all costs and expenses that result from the Trust providing a materially incorrect share net asset value. Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford, subject to the immediately following sentence, Hartford shall immediately reimburse the Trust, the applicable Series or its agents for any material losses incurred by the Trust, the applicable Series or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain to Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust, the applicable Series or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust, the applicable Series or its agents; provided, however, Hartford shall not be obligated to initiate or otherwise pursue any legal action or rights of set off against Contract owners for any such reimbursements.

With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

1.9 The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Funds in response to short-term stock market fluctuations. The Trust and Hartford agree to cooperate with one another to deter and detect transfer activity in the Funds where such activity occurs through the Contracts and has been identified by either Hartford or the Trust as abusive or following a "market timing" pattern ("Abusive Transfers").

       A. 1. During the period from the effective date of this Agreement through the final compliance date of Rule 22c-2 under the 1940 Act, SEC Rel. No. IC-26782 (Mar. 11, 2005), as such Rule may be amended from time to time ("Rule 22c-2") (currently, October 15, 2006, and which date shall be referred to as the "Effective Date"). Hartford agrees that it will use its best efforts to provide, promptly upon request by the Trust, the Taxpayer Identification Number or other identifying information contained in Hartford's records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges. The parties acknowledge that during this period, Hartford may be unable to provide such information for each Contract Owner due to restrictions set forth in one or more Contracts, Hartford privacy policies prevailing as of the date hereof and/or limitations on Hartford's operational capabilities. In using its best efforts to meet its obligations under this Section 1.9.A.1., Hartford agrees to provide the same efforts and resources it expends to track and/or collate "shareholder information" (as such term is defined in Rule 22c-2) as it currently expends to track such data for other investment options under the Contracts, including, without limitation, Hartford's proprietary investment options.

           2. Effective as of the Effective Date, Hartford agrees to provide, promptly upon request by the Trust, the Taxpayer Identification Number or other identifying information contained in Hartford's records, of all Contract Owners that purchased, redeemed, transferred, or exchanged shares of the Funds, and the amount and dates of such purchases, redemptions, transfers and exchanges.

       B. The Trust agrees to notify Hartford of transfer activity that the Trust deems to be Abusive Transfer activity.

              1. During the period from the effective date of this Agreement through the Effective Date, after receiving such notice from the Trust, Hartford agrees that it will use its best efforts to execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Trust as having engaged in transactions of such shares held directly or indirectly by Hartford that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers. The Trust and the Adviser acknowledge that during this period, Hartford may be prohibited or restrained from executing such instructions due to restrictions contained in one or more Contracts or pursuant to applicable state insurance laws and regulations. In using its best efforts to meet its obligations under this Section 1.9.A.2., Hartford shall enforce such instructions to the same degree that it enforces its own restrictions on Abusive Transfers.

              2. Effective no later than the Effective Date, after receiving such notice from the Trust, Hartford agrees that it will execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Fund shares by a Contract Owner who has been identified by the Trust as having engaged in transactions of such shares held directly or indirectly by Hartford that violate the Trust's policies established for the purpose of eliminating or reducing Abusive Transfers.

              3. Notwithstanding anything possibly to the contrary set forth in this section 1.9B, until the Effective Date, Hartford shall not be obligated to honor any instructions from the Trust which (x) implement, or has the effect of implementing, a restriction on trading, market timing policies, or any other trading policy or procedure that is more restrictive, as determined by Hartford in its reasonable discretion, than Hartford's Abusive Trading Restrictions (which, for the purposes hereof, shall refer to the restrictions on trading, market timing policies, or any other trading policy or procedure pertaining to "abusive transfers" described in the registration statements for the Director M variable annuity to be offered by the Hartford effective as of May 2, 2005),
                   (y) is illegal, or (z) exposes Hartford to regulatory investigation or enforcement action pursuant to applicable Contract restrictions or governing law, or otherwise causes or results in Hartford having to bring or defend against a civil action involving a Contract Owner with respect to the enforcement of any Abusive Transfer restrictions or instructions relating to the same.

       C. Effective on or after the Effective Date, the Trust may offer Series and/or share classes that impose redemption fees in certain circumstances ("Redemption Fee Funds") and, with respect to such Redemption Fee Funds offered through the Separate Accounts, Hartford agrees to maintain required records and otherwise comply with Rule 22c-2 or any applicable regulation issued by the Securities and Exchange Commission or other agency relating to the assessment and collection of redemption fees by such Redemption Fee Funds.

       D. The Trust and the Adviser represent that they will make a good faith effort to furnish information to Hartford about the Trust not otherwise available to Hartford which is required by state insurance law to enable Hartford to obtain the authority needed to issue the Contracts in any applicable state.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

2.1  Hartford represents and warrants that:

       A. The Contracts are or will prior to such Contract's investment in any Series be registered under the 1933 Act and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in material compliance with all applicable federal and state laws and regulations including without limitation state insurance suitability requirements and will be sold only by duly licensed and appointed parties with which Hartford written agreements that require, among other things, that the sale of the Contracts shall comply in all material respects with applicable Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

       C.  Hartford is duly organized and in good standing under applicable law.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, unless exempt from such registration.

       E. Hartford has reviewed a copy of the Mixed and Shared Funding Exemptive Order (as defined in Section 2.3 (D) below), and in particular, has reviewed the conditions to the requested relief set forth therein. Hartford agrees to be bound by the responsibilities of a participating insurance company as set forth in the Mixed and Shared Funding Exemptive Order, including without limitation the requirement that Hartford report any potential or existing conflicts of which it is aware to the Board. Hartford will assist the Board in carrying out its responsibilities in monitoring such conflicts under the Mixed and Shared Funding Exemptive Order, by providing the Board in a timely manner with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded and by confirming in writing, at the Trust's request, that Hartford are unaware of any such potential or existing material irreconcilable conflicts.

2.2  The Trust represents and warrants that:

       A. Series shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Series shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Series shares shall be sold in material compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is and shall remain registered under the 1940 Act and the regulations thereunder to the extent required.

       E. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of the Series' shares.

2.3  The Trust and the Adviser represent and warrant that:

       A. The Trust is duly organized and validly existing under the laws of the state of its organization.

       B. The Trust does and will comply in all material respects with the 1940 Act.

       C. The Trust has obtained an order from the SEC granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust or its Series to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies (the "Mixed and Shared Funding Order").

2.4 Hartford, the Trust and the Adviser each agree to notify the others immediately upon having a reasonable basis for believing that any of these representations and warranties are no longer true or accurate to a material extent.

ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS; VOTING

3.1 The Trust shall provide Hartford with the current prospectus(es), statement(s) of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series, provided that the statement of additional information may combine disclosure for the Series with other Series of the Trust), and any supplements or amendments to any of the foregoing, for distribution to existing shareholders in the form of camera-ready pdf electronic document files, all as Hartford may reasonably request, and such other assistance as is reasonably necessary in order for Hartford to have any of the prospectus(es), statement of additional information, proxy statements, annual reports and semi annual reports of each Series (and no other series), and any supplements or amendments to any of the foregoing, printed in combination with such documents of other fund companies' and/or such documents for the Contracts. Expenses associated with providing, printing and distributing such documents shall be allocated in accordance with SCHEDULE C attached to this Agreement.

3.2 The Trust or its designee will provide Hartford with sixty (60) days prior written notice of any change for a Series, including but not limited to, (a) fund objective changes, (b) anticipated fund mergers/substitutions, (c) no-action or exemptive requests from the SEC, (d) fund name changes, (e) fund adviser or sub-adviser changes; and/or (f) conditions or undertakings that affect Hartford's rights or obligations hereunder. If the Trust fails to provide Hartford with the required notice, the Trust will reimburse Hartford for all reasonable expenses for facilitating the changes and for notifying Contract owners.

3.3 The Trust will provide Hartford with copies of its proxy solicitations applicable to the Series. Hartford will, to the extent required by law, (a) distribute proxy materials applicable to the Series to eligible Contract owners,
(b) solicit voting instructions from eligible Contract owners, (c) vote the Series shares in accordance with instructions received from Contract owners; and
(d) if required by law, vote Series shares for which no instructions have been received in the same proportion as shares of the Series for which instructions have been received.

       A. To the extent permitted by applicable law, Hartford reserves the right to vote Series shares held in any Separate Account in its own right.

       B. Unregistered separate accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA") will refrain from voting shares for which no instructions are received if such shares are held subject to the provisions of ERISA.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

4.1 Hartford shall furnish, or shall cause to be furnished, to the Trust prior to use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or any of their respective affiliates (whose names and affiliations are provided in writing to Hartford) is named or described. No sales literature or advertising will be used if the Trust or the Adviser reasonably objects to its use within ten (10) Business Days following receipt by the Trust.

4.2 Hartford will not, without the express written permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Trust in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the Trust's registration statement or Series prospectus(es) as then in effect, (b) Series' annual and semi annual reports to shareholders, (c) proxy statements for the Series, or,
(d) sales literature or other promotional material approved by the Trust.

4.3 The Trust shall furnish, or shall cause to be furnished, to Hartford prior to use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are named or described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten (10) Business Days following receipt by Hartford.

4.4 Neither the Trust nor the Adviser will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) Separate Account reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

4.5. The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Series or its shares.

4.6 Hartford will provide to the Trust, upon the Trust's request, at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, and requests for no action letters, and all amendments, that relate to the Contracts.

4.7 The Adviser hereby grants to Hartford a royalty-free, non-exclusive license to use the names and logos for "Main Street" and "Oppenheimer" in sales literature and other materials in connection with and for the duration of this Agreement and any extensions or renewals thereof. Such license shall terminate immediately upon termination of this Agreement, and in such event Hartford shall promptly take whatever action may be necessary to discontinue any further use of the names and logos "Main Street" and "Oppenheimer" in any material produced by or on behalf of Hartford. The names "Main Street" and "Oppenheimer" may be used or licensed by the Adviser in connection with any of its activities, or licensed by the Adviser to any other party.

                           ARTICLE V. DIVERSIFICATION

5.1 The Trust and the Adviser represent and warrant that, at all times, each Series will comply with Section 817(h) of the Code and all regulations thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or regulations. The Trust and each Series is currently qualified as a "regulated investment company" under Subchapter M of the Code. The Trust and Adviser will make every effort to maintain such qualification and both entities will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust or any Series has ceased to qualify or that the Trust or any Series might not qualify in the future. In the event that the Trust or a Series ceases to so qualify, the Trust and the Adviser will take all steps necessary to adequately diversify the affected Series so as to achieve compliance within the grace period afforded by Treasury Regulation Section 1.817-5.

                        ARTICLE VI. POTENTIAL CONFLICTS

6.1 The Board will monitor the Series for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Series. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.

6.2 Hartford will report any potential or existing material irreconcilable conflict of which it is actually aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded.

6.3 If it is determined by a majority of the Board, or a majority of its independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the irreconcilable material conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Series. No charge or penalty will be imposed as a result of such withdrawal.

6.4 Hartford, at the request of the Adviser will, atleast annually, submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them under this Agreement, including without limitation information regarding Hartford's transactions in share classes that have adopted a distribution plan under Rule 12b-1 under the 1940 Act. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

                          ARTICLE VII. INDEMNIFICATION

7.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Adviser, the Trust and each of their directors, Trustees or (if applicable), officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of Series shares or the Contracts and:

              1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any federal or state filings regarding the Contracts made by the Company, the Contracts themselves or in sales literature or other promotional material generated or approved by Hartford applicable to the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article VII), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

              2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust applicable to the Series (or any amendment or supplement to any of the foregoing) (collectively, "Trust Documents" for purposes of this

              Article VII)) or wrongful conduct of Hartford or persons under its control, with respect to the sale or acquisition of the Contracts or Series shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of Hartford; or

         4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford.

    B. Hartford shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or the Adviser, whichever is applicable.

    C. Hartford shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified Hartford in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify Hartford of any such claim shall not relieve Hartford from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, Hartford shall be entitled to participate, at its own expense, in the defense of such action. Hartford also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from Hartford to such party of Hartford's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and Hartford will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    D. The Indemnified Parties will promptly notify Hartford of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Series shares or the Contracts or the operation of the Trust.

7.2  Indemnification by the Adviser

       A. The Adviser agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

              1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust or the Adviser, by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

              2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

              3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Adviser or the Trust; or

              4. Arise out of or result from any failure by the Adviser to provide the services or furnish the materials required under the terms of this Agreement; or

              5. Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser.

       B. The Adviser shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser shall be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       D. The Indemnified Parties shall promptly notify the Adviser of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.3  Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Series shares or the Contracts and:

              1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Trust, the Adviser or an affiliate thereof by or on behalf of Hartford for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Series shares; or

              2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Contracts or Series shares; or

              3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to Hartford by or on behalf of the Trust; or

              4. Arise out of or result from any failure by the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

              5. Arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; or

              6. Arise out of a material error in the calculation or reporting of net asset value per share, dividend or capital gain information whether or not reported to Hartford; or

              7. Arise out of any failure or inability of the Trust to pay for the Series shares that are redeemed on the next Business Day after a request to redeem shares is made in good order, whether or not such delay in redemptions is applied uniformly to all record holders of shares of that Series.

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses which are due to an Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

       C. The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust shall be entitled to participate, at its own expense, in the defense thereof. The
         Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of its election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    D. The Indemnified Parties shall promptly notify the Trust of the commencement of any litigation or proceedings against them or any of their officers or directors in connection with the issuance or sale of the Contracts or the operation of a Separate Account.

7.5 Any party seeking indemnification (the "Potential Indemnitee") will promptly notify any party from whom they intend to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. At its option and expense, a Potential Indemnitor may retain counsel and control any litigation for which it may be responsible to indemnify a Potential Indemnitee under this Agreement.

7.6 With respect to any claim, the parties shall cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other parties, at all times, shall have the right to intervene in the defense of the case.

7.7  If a party is defending a claim and indemnifying another party hereto, and:
(i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the Indemnified Party of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and the Indemnified Party fails to consent within thirty (30) business days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then the Indemnified Party, from the time it fails to consent forward, shall defend the claim and shall indemnify the defending party for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Section 7.7 shall NOT apply.

7.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                          ARTICLE VIII. APPLICABLE LAW

8.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut without giving effect to the principles of conflicts of laws.

8.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                            ARTICLE IX. TERMINATION

9.1 This Agreement shall continue in full force and effect until the first to occur of:

       A. Termination by any party for any reason upon six-months advance written notice delivered to the other parties; or

       B. Termination by Hartford by written notice to the Trust or the Adviser with respect to any Series in the event any of the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment medium of the Contracts issued or to be issued by Hartford; or

       C. Termination by Hartford upon written notice to the Trust with respect to any Series in the event that such Series ceases to qualify as a "regulated investment company" under Subchapter M of the Code or under any successor or similar provision; or

       D. Termination by Hartford upon written notice to the Trust with respect to any Series in the event that the Trust fails to meet the diversification requirements specified in Section 5.1 of this Agreement; or

       E. Termination upon mutual written agreement of the parties to this Agreement; or

       F.   Termination pursuant to Section 1.9(C) above.

Each party will exercise reasonableness and good faith in assessing the basis for termination, and will furnish prompt notice of the election to terminate and an explanation of the basis for such termination.

9.2  Effect of Termination.

       A. Notwithstanding any termination of this Agreement, the Trust shall, at the option of Hartford, continue to make available additional shares of the Series pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Series shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Series, redeem investments in the Series and invest in the Series through additional purchase payments.

       B. Hartford agrees not to redeem Series shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VII Indemnification shall survive any termination of this Agreement.

                               ARTICLE X. NOTICES

10.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Oppenheimer Variable Account Funds
2 World Financial Center
225 Liberty Street
New York, New York 10281
Attention: President

If to the Adviser:                       With a copy to:
OppenheimerFunds, Inc.                   OppenheimerFunds, Inc.
2 World Financial Center                 2 World Financial Center
225 Liberty Street                       225 Liberty Street
New York, New York 10281                 New York, New York 10281
Attention: President                     Attention: General Counsel

If to Hartford:                          With a copy to:
Hartford Life Insurance Co.              Hartford Life Insurance Co.
200 Hopmeadow Street                     200 Hopmeadow Street
Simsbury, Connecticut 06070              Simsbury, Connecticut 06070
Attn: Thomas M. Marra, President         Attn: Alan Kreczko, Deputy General
                                         Counsel

                           ARTICLE XI. MISCELLANEOUS

11.1 Each party will treat as confidential any and all "Nonpublic Personal Financial Information" and all information reasonably expected to be treated as confidential (collectively, "Confidential Information") and not release any Confidential Information unless (a) the other party provides written consent to do so; (b) a party is compelled to do so by court order, subpoena or comparable request issued by any governmental agency, regulator or other competent authority; or (c) permitted by applicable law. Each party shall safeguard Confidential Information as required by applicable law and provide reasonable confirmation upon request. As used above, (i) "Nonpublic Personal Financial Information" shall refer to personally identifiable financial Information about any prospective or then existing customer of Hartford including customer lists, names, addresses, account numbers and any other data provided by customers to the Hartford in connection with the purchase or maintenance of a product or service that is not Publicly Available; and (ii) "Publicly Available" shall mean any information that the disclosing party has a reasonable basis to believe is lawfully made available to the general public from federal, state, or local government records, widely distributed media, or disclosures made to the general public that are required by federal, state, or local law.

11.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and shell permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

11.8 The waiver of, or failure to exercise, any right provided for in this Agreement shall not be deemed a waiver of any further or future right under this Agreement.

11.9 Each party hereby grants to other parties hereto upon reasonable prior notice, the right, during normal business hours, to audit and inspect the other party's books and records within its control relating to the matters and services described in this Agreement at the inspecting party's sole cost and expense.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in as name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:  /s/ [ILLEGIBLE]
     ----------------------------------
Its  Vice President

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:  /s/ [ILLEGIBLE]
     ----------------------------------
Its  Assistant Vice President

OPPENHEIMERFUNDS, INC.

By:  /s/ [ILLEGIBLE]
     ----------------------------------
Its  Vice President

                                   SCHEDULE A
                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED
Separate Account Three 6/22/94

                                   SCHEDULE B
                              PARTICIPATING SERIES

- OPPENHEIMER AGGRESSIVE GROWTH FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Aggressive Growth Fund/VA

- OPPENHEIMER CAPITAL APPRECIATION FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Capital Appreciation Fund/VA

- OPPENHEIMER GLOBAL SECURITIES FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Global Securities Fund/VA

- OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Main Street Fund(R)/VA

- OPPENHEIMER MAIN STREET SMALL CAP FUND SUB-ACCOUNT which purchases Service Shares of Oppenheimer Main Street Small Cap Fund(R)/VA

                                   SCHEDULE C
                             ALLOCATION OF EXPENSES

                    PAID BY HARTFORD                                           PAID BY THE TRUST
--------------------------------------------------------------------------------------------------------------------
Preparing and filing the Separate Account's registration   Preparing and filling the Trust's registration statement
statement
Text composition for Separate Account prospectus and       Text composition for Series prospectuses and supplements
supplements
Text alterations of Separate Account prospectus and        Text alterations of Series prospectuses and supplements
supplements
Printing Separate Account prospectuses and supplements     Providing Series prospectus and supplements for use with
for use with prospective Contract owners;                  existing Contract owners via .pdf or other camera-ready
Printing Series prospectuses and Supplements for use with  document files of such documents and printing such
prospective Contract owners                                documents for use with existing Contract owners (1)
Text composition and printing of Separate Account          Text composition and printing of Trust statement of
statement of additional information                        additional information for existing contract owners (1)
Mailing and distributing Separate Account prospectuses,    Mailing and distributing Series prospectuses, supplements
supplements and statement of additional information to     and statement of additional information to existing
existing Contract owners as required by applicable law;    Contract owners (1)
Mailing and distributing Separate Account prospectuses     Printing, mailing and distributing Series and Separate
and supplements to prospective Contract owners;            Account supplements and other communications related to
Mailing and distributing Series prospectuses and           fund substitutions, fund closings, fund mergers and other
supplements and statements of additional information to    similar fund transactions
prospective Contract owners
Text composition of any annual and semi-annual reports of  Text composition of annual and semi-annual reports of the the Separate Account, printing, mailing, and distributing  Series, printing, mailing, and distributing annual and
any annual and semi-annual reports of the Separate         semi-annual reports of the Series to existing Contract
Account                                                    owners (1)
Text composition, printing, mailing, distributing, and     Text composition, printing, mailing, distributing, and
tabulation of proxy statements and voting instruction      tabulation of proxy statements and voting instruction
solicitation materials to Contract owners with respect to  solicitation materials to Contract owners with respect to
proxies sponsored by the Separate Accounts                 proxies sponsored by the Series or the Trust

------------

(1) Hartford may choose to print the Series' prospectus(es), statement of additional information, and its semi annual and annual reports, or any of such documents, in combination with such documents of other fund companies. In this case, the Trust's share of the total expense for printing and delivery of the combined materials shall be determined pro-rata based upon the page count of the Series' documents as compared to the total page count for the combined materials containing all other funds offered under the Contracts. Invoices for payments by the Trust shall be delivered to the Trust no later than 90 days after completion of printing or mailing, as applicable, of the document(s).

                                   SCHEDULE D
                    FORMAT FOR NAV AND DIVIDEND INFORMATION

Please provide the following information when sending the nightly NAV and Dividend Distribution Date Fax/Email:

Mutual Fund Company Name
Pricing Company Name
Fund Name (no abbreviations)
Fund Number
NAV
NAV Change from Prior Day
Prior Day NAV
Ordinary Dividend Distribution
Ordinary Dividend Distribution Change from Prior Day
Short Term Cap Gain Distribution
Short Term Cap Gain Distribution Change from Prior Day
Long Term Cap Gain Distribution
Long Term Cap Gain Distribution Change from Prior Day
Pricing Contact Name and Phone Number
Distribution Data Contact Name and Phone Number
Emergency after hours Name & Phone Number

                                   SCHEDULE E
                                NSCC PROCEDURES

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 9:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an Instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 9:30 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 9:30 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity. In addition, within five (5) Business Days after the end of each month, Trust or its affiliate will send Hartford a statement of account which shall confirm all transactions made during that particular month in the account.

                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, by and among HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on Schedule A of the Agreement as it may be amended from time to time (the "Separate Accounts"), OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") and OPPENHEIMERFUNDS, INC. (the "Adviser") is hereby amended as follows:

SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A:

THE PARTIES AGREE THAT IN THE AGREEMENT "OVAF" SHOULD REFER TO OPPENHEIMER VARIABLE ACCOUNT FUNDS AND NOT OPPENHEIMER VARIABLE ACCOUNTS TRUST.

IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the date first above written.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
On its behalf and each Separate Account named in Schedule A, as may be amended from time to time

By:    [ILLEGIBLE]
       -----------------------------------
Its    Executive vice President & Director
       Indiv. Life Division

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:    [ILLEGIBLE]
       ----------------------------
Its

OPPENHEIMERFUNDS, INC.

By:    [ILLEGIBLE]
       ----------------------------
       [ILLEGIBLE]
Its    Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

                       NAME OF SEPARATE ACCOUNT                           DATE ESTABLISHED
--------------------------------------------------------------------------------------------
Hartford Life and Annuity Insurance Company Separate Account Three      June 22, 1994
Hartford Life and Annuity Insurance Company Separate Account VL I       June 8, 1995
Hartford Life and Annuity Insurance Company Separate Account VL II      September 30, 1994

                                AMENDMENT NO. 2
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, as amended, by and among Hartford Life and Annuity Insurance Company ("Hartford"), Oppenheimer Variable Accounts Trust (the "Trust") and OppenheimerFunds, Inc. (the "Adviser") is hereby amended as follows:

SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

SCHEDULE B TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE B.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

HARTFORD LIFE INSURANCE COMPANY          OPPENHEIMER VARIABLE ACCOUNTS TRUST
By its authorized officer,               By its authorized officer,

By:     /s/ Robert Arena                 By:     /s/ Brian W. Wixted
        -------------------------------          ------------------------
Name:   Robert Arena                     Name:   Brian W. Wixted
Its:    Senior Vice President            Its:    Treasurer
Date:   5/1/08                           Date:   [ILLEGIBLE]

OPPENHEIMERFUNDS, INC.
By its authorized officer,

By:     /s/ Christina M. Nasta
        --------------------------------
Name:   Christina M. Nasta
Its:    Vice President
Date:   5/8/08

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

                       NAME OF SEPARATE ACCOUNT                             DATE ESTABLISHED
-------------------------------------------------------------------------------------------------
Hartford Life and Annuity Insurance Company Separate Account Three      June 22, 1994
Hartford Life and Annuity Insurance Company Separate Account Seven      April 1, 1999
Hartford Life and Annuity Insurance Company Separate Account VL I       June 8, 1995
Hartford Life and Annuity Insurance Company Separate Account VL II      September 30, 1994

                                   SCHEDULE B

                              PARTICIPATING SERIES

- OPPENHEIMER CAPITAL APPRECIATION FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Capital Appreciation Fund/VA.

- OPPENHEIMER GLOBAL SECURITIES FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Global Securities Fund/VA.

- OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Fund(R)/VA.

- OPPENHEIMER MAIN STREET SMALL CAP FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Small Cap Fund(R)/VA.

- OPPENHEIMER MID CAP FUND SUB-ACCOUNT which purchases Service shares of Mid Cap Fund Sub-Account.

-   OPPENHEIMER VALUE which purchases Service shares of Oppenheimer Value
    Fund/VA.

                                AMENDMENT NO. 3
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 25, 2005, as amended, by and among Hartford Life and Annuity Insurance Company ("Hartford"), Oppenheimer Variable Account Funds (the "Trust") and OppenheimerFunds, Inc. (the "Adviser") is hereby amended as follows:

SCHEDULE B TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE B.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

Effective date: May 2, 2011

HARTFORD LIFE INSURANCE COMPANY          OPPENHEIMER VARIABLE ACCOUNT FUNDS

By its authorized officer,               By its authorized officer,

By:    /s/ Steven M Kluever              By:    /s/ Brian Petersen
       --------------------------------         ----------------------------------
Name:  Steven M Kluever                  Name:  Brian Petersen
Its:   Vice President Product and        Its:   Assistant Treasurer
       Marketing
Date:  4/29/11                           Date:  4/27/11

OPPENHEIMERFUNDS, INC.

By its authorized officer,

By:    /s/ Christina J. Loftus
       ----------------------------------
Name:  Christina J. Loftus
Its:
Date:  4/19/11

                                   SCHEDULE B
                              PARTICIPATING SERIES

SCHEDULE B shall be deemed to be automatically amended based on the list of underlying funds (or series) of the Trust and the mutually acceptable classes of shares thereof, if any, as reflected in Separate Account registration statements for the Company as filed with the Securities and Exchange Commission from time to time.

       - OPPENHEIMER CAPITAL APPRECIATION FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Capital Appreciation Fund/VA.

       - OPPENHEIMER GLOBAL SECURITIES FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Global Securities Fund/VA.

       - OPPENHEIMER MAIN STREET FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Fund(R)/VA.

       - OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND SUB-ACCOUNT which purchases Service shares of Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA.

       - OPPENHEIMER MID CAP FUND SUB-ACCOUNT which purchases Service shares of Mid Cap Fund Sub-Account.

       - OPPENHEIMER VALUE which purchases Service shares of Oppenheimer Value Fund/VA.

                                    2